UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 20, 2010

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                   1-9494                  13-3228013
(State or other jurisdiction     (Commission             (I.R.S. Employer
     of incorporation)           File Number)           Identification No.)


  727 Fifth Avenue, New York, New York                        10022
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On May 20, 2010, Registrant issued a press release announcing that its Board of Directors has declared a 25% increase in the quarterly dividend rate on its Common Stock. This action increases the rate from $0.20 per share to a new rate of $0.25 per share, effective with the next payment in July.

A copy of the May 20, 2010 press release is attached hereto as Exhibit 99.1 to this Form 8-K.


Item 9.01.        Financial Statements and Exhibits.

    (c)           Exhibits

                  99.1          Press Release dated May 20, 2010.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          --------------------------------------
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary




Date:  May 20, 2010

                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Text of Press Release issued by Tiffany & Co., dated
                May 20, 2010.